EXHIBIT 10.2


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-117529) and Form S-8 (No 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. of our report dated March 25, 2005, with respect to the financial statements of Odem Electronic Technologies1992 Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.


                                       /S/ Kesselman & Kesselman

  Jerusalem, Israel                       Kesselman & Kesselman
    June 27, 2005                 Certified Public Accountants (Israel)
                        A member of PricewaterhouseCoopers International Limited